December 22, 1998

Base Ten Systems, Inc.
One Electronics Drive
Trenton, NJ  08619

                  Re:      Base Ten Systems, Inc. (the "Company")
                           9.01% Convertible Subordinated Debenture

         The undersigned holder of (i) the Company's 9.01% Convertible Subordinated Debenture in the principal sum of $4,500,000, dated August 12, 1996 and due August 31, 2003, and (ii) the Company's 9.01% Convertible Subordinated Debenture in the principal sum of $5,500,000, dated August 22, 1996 and due August 31, 2003, (collectively referred to as the "9.01% Debenture"), hereby consents to the following:

         1. The undersigned holder irrevocably consents to the conversion of the entire 9.01% Debenture upon, and only upon, the exchange of all of the Company's Series A, Convertible Preferred Shares outstanding as of December 1, 1998 into the Company's Series B, Convertible Preferred Shares. The original 9.01% Debenture is being forwarded to the Company under separate cover in anticipation of the aforementioned conversion.

         2. The undersigned holder consents to the modification of the 9.01% Debenture to decrease the conversion price at which the 9.01% Debenture is convertible into shares of Class A Common Stock from $12.50 to $4.00 (as approved by the Company's shareholders at the Special Meeting held on November 10, 1998), simultaneous with the conversion of the 9.01% Debenture by the undersigned in accordance with paragraph 1 above.

         3. The undersigned holder hereby directs that the Company effect the conversion of the 9.01% Debenture upon, and only upon, the exchange of all of the Company's Series A, Convertible Preferred Shares outstanding as of December 1, 1998 into the Company's Series B, Convertible Preferred Shares.

                                 Very truly yours,

                                 TRUST C OF THE
                                 CONSTANCE J. UPCHURCH FAMILY TRUST

                                 JESSE L. UPCHURCH
                                 ------------------------------------------
                                 Jesse L. Upchurch, Trustee